TAXES ON INCOME - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Components of Deferred Tax Assets and Liabilities [Abstract]
Net operating loss carryforward	$ 9,404	$ 6,739
Accrued expenses	86	97
R&D temporary differences	1,310	1,218
Fund raising costs	0	35
Operating lease liability	10	8
Total deferred tax assets	10,810	8,097
Valuation allowance	(10,810)	(8,097)
Total deferred tax liabilities	0	0
Net deferred taxes	$ 0	$ 0